EXHIBIT (q)(6)

POWER OF ATTORNEY

     We, the undersigned officers and Trustees of the following Trusts, each a Massachusetts business trust (“the Trust”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, Barbara E. Campbell or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of the Trust, in respect of shares of beneficial interest and other documents and papers relating thereto:

Eaton Vance Growth Trust (“Growth Trust”)	Eaton Vance Series Trust (“Series Trust”)
Eaton Vance Investment Trust (“Investment Trust”)	Eaton Vance Series Trust II (“Series Trust II”)
Eaton Vance Municipals Trust (“Municipals Trust”)	Eaton Vance Special Investment Trust (“Special Investment Trust”)
Eaton Vance Municipals Trust II (“Municipals Trust II”)	Eaton Vance Variable Trust (“Variable Trust”)
Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

     IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ Duncan W. Richardson	President and Principal Executive	February 7, 2011
Duncan W. Richardson	Officer of Growth Trust, Mutual
Funds Trust, Series Trust, Series
Trust II, Special Investment Trust
and Variable Trust.

/s/ Cynthia J. Clemson	President and Principal Executive	February 7, 2011
Cynthia J. Clemson	Officer of Investment Trust and
Municipals Trust II

/s/ Thomas M. Metzold	President and Principal Executive	February 7, 2011
Thomas M. Metzold	Officer of Municipals Trust

/s/ Michael W. Weilheimer	President and Principal Executive	February 7, 2011
Michael W. Weilheimer	Officer of Series Trust II

/s/ Barbara E. Campbell	Treasurer and Principal Financial	February 7, 2011
Barbara E. Campbell	and Accounting Officer

/s/ Benjamin C. Esty	Trustee	February 7, 2011
Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee	February 7, 2011
Thomas E. Faust Jr.

/s/ Allen R. Freedman	Trustee	February 7, 2011
Allen R. Freedman

Signature	Title	Date

/s/ William H. Park	Trustee	February 7, 2011
William H. Park

/s/ Ronald A. Pearlman	Trustee	February 7, 2011
Ronald A. Pearlman

/s/ Helen Frame Peters	Trustee	February 7, 2011
Helen Frame Peters

/s/ Lynn A. Stout	Trustee	February 7, 2011
Lynn A. Stout

/s/ Ralph F. Verni	Trustee	February 7, 2011
Ralph F. Verni

012_0213.doc